Exhibit 10.8(e)
                                                                 ---------------


                                SECOND AMENDMENT

                      TO THE LONG-TERM ENERGY AND CAPACITY

                            POWER PURCHASE AGREEMENT

                                    BETWEEN

                  ZOND WINDSYSTEM PARTNERS, LTD., SERIES 85-C

                                      AND

                        PACIFIC GAS AND ELECTRIC COMPANY


     PACIFIC GAS AND ELECTRIC COMPANY ("PG&E") and WIND DEVELOPERS, INC. entered into a Standard Offer No. 4 Power Purchase Agreement ("Agreement") executed by Wind Developers, Inc. on December 31, 1984 and by PG&E on January 17, 1985, for the 20,000 kW wind project located at the Rooney Ranch, Sections 21 and 28, Township 2 South, Range 3 East, M.D.B. & M, in the Altamont Pass area of Alameda County, California. On December 6, 1985, PG&E consented to an assignment of the Agreement from Wind Developers, Inc. to Zond Systems, Inc. On December 6, 1985, PG&E consented to an assignment of the Agreement from Zond Systems, Inc. to Zond Windsystem Partners, Ltd. Series 85-C ("Seller").

     The parties wish to complete Section (d) of Article 3 which specifies the limit on the rate of delivery into the PG&E system and Sections F-2 and F-3 of Appendix F which specify the point of delivery of Seller's power to PG&E and the interconnection facilities for which the Seller is responsible.

     THEREFORE, for the good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agreement is hereby amended as follows:

1.   Article 3, Section (d) shall read,

     "To avoid exceeding the physical limitations of the interconnection
                                                         ---------------
facilities, Seller shall limit the Facility's actual rate of delivery into the
----------                         ----------
PG&E system to 20,000 kW."

     2. Pursuant to Article 11, Exhibits F-2 and F-3 attached hereto and incorporated herein shall be substituted for pages F-3 and F-4.

All other provisions of the Agreement remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized representatives and effective as of the last date set forth below.

ZOND WINDSYSTEM PARTNERS LTD., SERIES           PACIFIC GAS AND ELECTRIC COMPANY
85-C, a California Limited Partnership
By its General Partner, ZOND
WINDSYSTEMS MANAGEMENT CORPORATION V.


By: /s/ Kenneth Karas                           By:
   -----------------------------------             -----------------------------
              KENNETH KARAS                               PAULA G. ROSPUT


Title:        President                         Title: Manager, Qualifying
                                                       Facilities Contracts


Date Signed: 9/19/88                            Date Signed:
             -------------------------                      --------------------

                                  EXHIBIT F-2


                       [F-2: SKETCH OF POINT OF DELIVERY]

                                  EXHIBIT F-3


INTERCONNECTION FACILITIES FOR WHICH SELLER IS RESPONSIBLE

Pursuant to this Special Facilities Agreement between Seller and PG&E, Seller is responsible for the following:

1.   6,250 feet of No. 397 Aluminum Conductor

2.   Transfer trips equipment

3.   Telemetry equipment

4.   Revenue metering (60 kV)

5.   Herdlyn-Livermore 60 kV upgrade and right-of-way costs


                                      F-4
                                                                     S.O. #4
                                                                     May 7, 1984